UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08388

Morgan Stanley Asia-Pacific Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8802

Date of fiscal year end:	December 31, 2012

Date of reporting period:	June 30, 2012

Item 1 - Report to Shareholders

Morgan Stanley Asia-Pacific Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal Executive Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2012 Morgan Stanley

CEAPFSAN
IU12-01767P-Y06/12

INVESTMENT MANAGEMENT

Morgan Stanley

Asia-Pacific Fund, Inc.

NYSE: APF

Morgan Stanley

Investment Management Inc.

Adviser

Semi-Annual
Report

June 30, 2012

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012

Table of Contents

Letter to Stockholders	3

Investment Advisory Agreement Approval	6

Portfolio of Investments	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17

Portfolio Management	28

Investment Policy	29

Dividend Reinvestment and Cash Purchase Plan	30

U.S. Privacy Policy	31

Morgan Stanley Asia-Pacific Fund, Inc.

Overview

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2012, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had total returns of 3.70%, based on net asset value, and 4.50% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (the "Index"),* which returned 4.46%. On June 30, 2012, the closing price of the Fund's shares on the New York Stock Exchange was $13.69, representing an 11.2% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Over the six-month period ending June 30, 2012, the Index outperformed both international developed markets (represented by the MSCI Europe Australasia and the Far East ("EAFE") Index), which rose nearly 3%, and global emerging markets (represented by MSCI Emerging Markets Index), which rose 3.9%. During this period, all markets within the Index posted positive returns with the exception of Indonesia, which fell approximately 3.6%. The Philippines, Singapore and Thailand led their regional peers as each market rose 25.9%, 14.8% and 14.4%, respectively. Besides Indonesia, other markets in the region that underperformed the Index included Japan, Australia, Taiwan and China, weighed down by macro economic concerns.

•  In the first quarter, all markets in the region posted positive returns, with most ending the quarter with double-digit returns. Most regional markets rallied as investors gained confidence from improving economic data from the U.S., the European Central Bank's (ECB) long-term refinancing operations (LTRO), the approval of Greece's second bailout package and easing monetary policy in China. However, persistently high and increasing oil prices due to geopolitical concerns over Iranian supply weighed on sentiment toward the end of the quarter. Japan's equity markets had a positive start to the new year as a change in sentiment reflected a combination of a improved sentiment around a potential solution to the eurozone's problems and more positive economic news globally. Investors appeared to gain confidence in the moves made by the ECB in December to help stabilize the eurozone financial crisis. Japanese industrial production figures grew faster than market expectations and the Chinese manufacturing PMI (an indicator of the manufacturing sector's health formerly known as the Purchasing Managers Index) rose again, rather than declining as expected. In mid-February, the Policy Board of the Bank of Japan also showed its support by identifying an annual inflation target, with the Board initially aiming to achieve inflation of 1%, and announced an increase in the quantity of funds to be made available through the Growth-Supporting Funding Facility in order to "promote Japan's economic growth."

•  Going into the second quarter of the year, continued anxiety over European sovereign debt problems, negative economic data coming from the U.S. and a general pessimistic view of the world economy saw investors taking a more risk-adverse stance, which resulted in a decline of share prices globally. Japanese equity markets saw a reversal of some of the strong, cyclically led, first-quarter performance as investors once again became anxious about the eurozone crisis, with attention now focused on the state of Spanish banks and a relatively poor Italian debt auction. The announcement of faster-than-expected economic growth in Japan and some positive data on the U.S. housing market prompted brief rallies but these were short-lived. Expectations that the

Morgan Stanley Asia-Pacific Fund, Inc.

Overview

Letter to Stockholders (unaudited) (cont'd)

Chinese would introduce a large-scale stimulus package also took the market higher, only to be later denied by the Chinese authorities.

•  Overall, both country allocation and stock selection were detractors from relative performance, with stock selection the larger detractor of the two.

•  From a top-down perspective, the Fund's relative overweight position in the Philippines was a positive contributor to performance as it outperformed its regional peers in the Index over this period. However, our overweight exposure to Indonesia and underweight bias to Singapore hurt performance.

•  From a bottom-up perspective, active positions in the Philippines (overweight diversified financials and consumer staples), Indonesia (overweight real estate) and Taiwan (overweight consumer staples and semiconductor manufacturers) gave performance a boost. However, active stock selection in Japan (overweight consumer discretionary and industrials) and China (overweight internet services and software, and health care) detracted from performance.

Management Strategies

•  The eurozone will continue to be a source of global equity risk premium as markets struggle to price the possibility of a systemic banking failure. We maintain our view that there is no elegant solution to the debt problem in the G7 (Group of Seven industrialized nations). We believe that it will take multiple years to resolve and that the banking system will not be allowed to fail. We also believe the ECB will continue to provide support for its financial institutions in Europe to prevent a collapse of the financial system. While there are structural impediments to sustained high levels of gross domestic product (GDP) growth in countries such as China and India, Asia remained the fastest growing region in the world on a relative basis. We saw more evidence that domestic consumption continues to underpin economic growth across Asia and supports other non-G7 consumers as they benefited from better terms of trade, thus enabling fringe buyers to become consumers. Additionally, with the G7 economies slowing rapidly, we believe that the growth gap between them and non-G7 economies will likely continue to remain high. Valuations are becoming cyclically cheap, however earnings expectations remain buoyant, in our view. Valuations are also supported by all-time low interest rates globally. As long as there is no bankruptcy risk, then we believe equity valuation should be re-priced to reflect the embedded growth option.

•  In Japan, despite the murky global macro environment, many aspects of the economy are clearly growing, if very gradually. The corporate world is also much healthier as we saw a steady flow of positive corporate earnings, which overall surpassed expectations, and Japanese businesses are continuing to add capacity offshore in order to boost competitiveness and profitability. Based on current valuations, we believe that Japan is still offering the best value opportunity for investors at just 1.0 times price-to-book value, compared to Europe at 1.4 times and the U.S. at 2.2 times. It also has the best GDP growth profile and "positive surprise" indicators of anywhere in the developed world, so we believe further declines in the market should be limited. After two challenging decades, Japan's banking system is also in good health. Balance sheets are strong, and the ability and willingness to lend is there. This puts the country in a strong position relative to Western economies for the first time in decades. A recent

Morgan Stanley Asia-Pacific Fund, Inc.

Overview

Letter to Stockholders (unaudited) (cont'd)

expansion in monetary policy and the introduction of a definitive 1% inflation target are further positive developments. As inflation returns to the system, we believe Japanese equities may well surprise significantly to the upside.

Sincerely,

Arthur Lev
President and Principal Executive Officer  July 2012

*The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets in the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the five-year period but below its peer group average for the one- and three-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the management fee was higher but close to its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that (i) the Fund's performance was acceptable, and (ii) the Fund's management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (94.5%)
Australia (9.1%)
Commercial Banks
Australia & New Zealand Banking Group Ltd.	215,442	$4,891
Commonwealth Bank of Australia	99,907	5,467
		10,358
Construction & Engineering
UGL Ltd.	189,400	2,419
Diversified Telecommunication Services
Telstra Corp, Ltd.	322,000	1,220
Energy Equipment & Services
WorleyParsons Ltd.	75,965	1,973
Food & Staples Retailing
Wesfarmers Ltd.	65,123	2,005
Insurance
AMP Ltd.	616,376	2,448
Suncorp Group Ltd.	319,818	2,669
		5,117
Metals & Mining
BHP Billiton Ltd.	102,436	3,339
Oil, Gas & Consumable Fuels
Santos Ltd.	98,643	1,083
		27,514
China (9.0%)
Beverages
Tsingtao Brewery Co., Ltd. H Shares (a)	98,000	561
Commercial Banks
China Construction Bank Corp. H Shares (a)	5,443,560	3,753
Diversified Telecommunication Services
China Telecom Corp., Ltd. H Shares (a)	5,468,000	2,399
Food & Staples Retailing
China Resources Enterprise Ltd. (a)	312,000	932
Food Products
China Mengniu Dairy Co., Ltd. (a)	655,000	1,732
Health Care Providers & Services
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)	690,200	866

	Shares	Value (000)
Insurance
AIA Group Ltd. (a)	529,200	$1,825
China Pacific Insurance Group Co., Ltd. H Shares (a)	744,600	2,427
Ping An Insurance Group Co. H Shares (a)	319,000	2,574
		6,826
Internet Software & Services
Tencent Holdings Ltd. (a)	88,800	2,622
Oil, Gas & Consumable Fuels
PetroChina Co., Ltd. H Shares (a)	1,400,000	1,822
Personal Products
Hengan International Group Co., Ltd. (a)	133,500	1,298
Specialty Retail
Belle International Holdings Ltd. (a)	1,168,000	1,998
China ZhengTong Auto Services Holdings Ltd. (a)(b)	1,011,000	537
Chow Tai Fook Jewellery Group Ltd. (a)(b)	887,800	1,106
		3,641
Textiles, Apparel & Luxury Goods
Trinity Ltd. (a)	1,212,000	769
		27,221
Hong Kong (3.5%)
Airlines
Cathay Pacific Airways Ltd.	376,000	608
Commercial Banks
BOC Hong Kong Holdings Ltd.	406,000	1,247
Diversified Financial Services
Hong Kong Exchanges and Clearing Ltd.	48,000	688
Industrial Conglomerates
Hutchison Whampoa Ltd.	216,000	1,868
Real Estate Management & Development
Cheung Kong Holdings Ltd.	87,000	1,074
Hongkong Land Holdings Ltd.	250,000	1,440
Kerry Properties Ltd.	34,500	148
Wharf Holdings Ltd.	468,805	2,606
		5,268
Textiles, Apparel & Luxury Goods
Samsonite International SA	435,900	738

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Hong Kong (cont'd)
Wireless Telecommunication Services
SmarTone Telecommunications Holdings Ltd.	31,500	$61
		10,478
India (1.6%)
Automobiles
Tata Motors Ltd.	176,164	769
Commercial Banks
IndusInd Bank Ltd.	381,591	2,397
Tobacco
ITC Ltd.	353,019	1,644
		4,810
Indonesia (6.2%)
Automobiles
Astra International Tbk PT	3,239,500	2,369
Commercial Banks
Bank Central Asia Tbk PT	1,562,500	1,219
Bank Mandiri Tbk PT	2,582,000	1,999
Bank Tabungan Negara Tbk PT	12,263,500	1,692
		4,910
Diversified Telecommunication Services
Telekomunikasi Indonesia Persero Tbk PT	1,481,500	1,290
Food Products
Indofood Agri Resources Ltd.	1,108,000	1,267
Indofood Sukses Makmur Tbk PT	1,852,500	960
		2,227
Oil, Gas & Consumable Fuels
Delta Dunia Makmur Tbk PT (b)	8,019,500	342
Pharmaceuticals
Kalbe Farma Tbk PT	3,620,000	1,457
Tempo Scan Pacific Tbk PT	2,329,500	711
		2,168
Real Estate Management & Development
Bumi Serpong Damai PT	15,377,000	1,945
Lippo Karawaci Tbk PT	23,416,500	2,000
		3,945
Wireless Telecommunication Services
Indosat Tbk PT	3,482,500	1,607
		18,858

	Shares	Value (000)
Japan (38.2%)
Auto Components
Toyota Industries Corp.	86,300	$2,466
Automobiles
Honda Motor Co., Ltd.	81,400	2,835
Nissan Motor Co., Ltd.	438,200	4,150
Suzuki Motor Corp.	27,900	572
Toyota Motor Corp.	176,400	7,110
Yamaha Motor Co., Ltd.	466,200	4,448
		19,115
Building Products
Asahi Glass Co., Ltd.	306,000	2,060
Daikin Industries Ltd.	84,200	2,364
		4,424
Capital Markets
Daiwa Securities Group, Inc.	1,425,000	5,365
Nomura Holdings, Inc.	1,270,300	4,744
		10,109
Chemicals
Teijin Ltd.	191,000	581
Commercial Banks
Mizuho Financial Group, Inc.	2,276,100	3,853
Sumitomo Mitsui Financial Group, Inc.	175,600	5,793
Sumitomo Mitsui Trust Holdings, Inc.	1,360,000	4,063
Tokyo Tomin Bank Ltd. (The)	267,900	2,692
Yachiyo Bank Ltd. (The)	77,100	1,505
		17,906
Computers & Peripherals
Toshiba Corp.	575,000	2,182
Electrical Equipment
Sumitomo Electric Industries Ltd.	95,000	1,181
Electronic Equipment, Instruments & Components
Hitachi Ltd.	398,000	2,448
TDK Corp.	25,400	1,031
		3,479
Insurance
Dai-ichi Life Insurance Co., Ltd. (The)	3,686	4,270
T&D Holdings, Inc.	383,700	4,092
		8,362

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Japan (cont'd)
Machinery
Amada Co., Ltd.	159,000	$943
Asahi Diamond Industrial Co., Ltd.	244,300	2,799
FANUC Corp.	12,700	2,087
NSK Ltd.	264,000	1,704
Sumitomo Heavy Industries Ltd.	613,000	2,753
THK Co., Ltd.	46,400	879
		11,165
Marine
Mitsui OSK Lines Ltd.	1,360,000	4,899
Nippon Yusen KK	1,161,000	3,083
		7,982
Media
Fuji Media Holdings, Inc.	1,027	1,767
Metals & Mining
Mitsubishi Materials Corp.	417,000	1,207
Mitsui Mining & Smelting Co., Ltd.	832,000	1,821
Nippon Steel Corp.	758,000	1,718
		4,746
Real Estate Management & Development
Mitsubishi Estate Co., Ltd.	240,000	4,305
Mitsui Fudosan Co., Ltd.	243,000	4,714
		9,019
Semiconductors & Semiconductor Equipment
Disco Corp.	48,300	2,732
Tokyo Electron Ltd.	74,100	3,465
		6,197
Specialty Retail
K's Holdings Corp.	158,800	4,647
		115,328
Korea, Republic of (11.8%)
Aerospace & Defense
Korea Aerospace Industries Ltd.	27,430	709
Airlines
Korean Air Lines Co., Ltd. (b)	15,913	704
Auto Components
Mando Corp.	2,594	386
Automobiles
Hyundai Motor Co.	16,196	3,323
Kolao Holdings	82,190	1,007
		4,330

	Shares	Value (000)
Chemicals
Cheil Industries, Inc.	1,462	$129
Kumho Petro Chemical Co., Ltd.	6,673	711
LG Chem Ltd.	2,013	521
SSCP Co., Ltd. (b)	29,257	87
		1,448
Commercial Banks
KB Financial Group, Inc.	23,975	781
Shinhan Financial Group Co., Ltd.	35,556	1,237
		2,018
Construction & Engineering
Hyundai Engineering & Construction Co., Ltd.	27,132	1,560
Distributors
GS Retail Co., Ltd.	17,730	374
Food & Staples Retailing
E-Mart Co., Ltd.	816	179
Food Products
Orion Corp/Republic of South Korea	305	253
Household Durables
Woongjin Coway Co., Ltd.	44,780	1,396
Information Technology Services
SK C&C Co., Ltd.	16,257	1,523
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	232	46
Samsung Life Insurance Co., Ltd.	9,760	796
		842
Internet Software & Services
NHN Corp.	689	151
Machinery
Hyundai Heavy Industries Co., Ltd.	6,498	1,481
Media
Cheil Worldwide, Inc.	49,400	789
YG Entertainment, Inc. (b)	8,088	372
		1,161
Metals & Mining
Hyundai Steel Co.	148	11
POSCO	1,806	577
		588

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Korea, Republic of (cont'd)
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	8,437	$8,945
Samsung Electronics Co., Ltd. (Preference)	3,196	2,115
SK Hynix, Inc. (b)	22,530	476
		11,536
Software
NCSoft Corp.	8,309	1,991
Nexon Co., Ltd. (b)	154,400	3,020
		5,011
		35,650
Malaysia (1.2%)
Commercial Banks
CIMB Group Holdings Bhd	476,300	1,140
Construction & Engineering
IJM Corp. Bhd	307,500	488
Diversified Financial Services
AMMB Holdings Bhd	548,200	1,089
Industrial Conglomerates
Sime Darby Bhd	196,500	613
Real Estate Management & Development
UEM Land Holdings Bhd (b)	644,500	425
		3,755
Philippines (3.8%)
Airlines
Cebu Air, Inc. (b)	339,700	556
Commercial Banks
Metropolitan Bank & Trust	1,525,950	3,357
Diversified Financial Services
Ayala Corp.	167,506	1,877
Metro Pacific Investments Corp.	29,229,000	2,911
		4,788
Food & Staples Retailing
Puregold Price Club, Inc.	2,101,200	1,357
Hotels, Restaurants & Leisure
Bloomberry Resorts Corp. (b)	687,000	156
Industrial Conglomerates
DMCI Holdings, Inc.	277,150	375

	Shares	Value (000)
Transportation Infrastructure
International Container Terminal Services, Inc.	464,000	$813
		11,402
Singapore (1.6%)
Commercial Banks
DBS Group Holdings Ltd.	141,000	1,556
Food & Staples Retailing
Olam International Ltd.	793,318	1,155
Industrial Conglomerates
Keppel Corp., Ltd.	111,100	910
Real Estate Management & Development
CapitaLand Ltd.	489,000	1,056
		4,677
Taiwan (6.5%)
Chemicals
Formosa Plastics Corp.	184,000	495
Taiwan Fertilizer Co., Ltd.	209,000	483
		978
Communications Equipment
HTC Corp.	34,851	458
Computers & Peripherals
Asustek Computer, Inc.	174,280	1,612
Catcher Technology Co., Ltd.	166,000	1,124
Foxconn Technology Co., Ltd.	2,000	7
		2,743
Construction & Engineering
Lung Yen Life Service Corp.	220,000	634
Construction Materials
Taiwan Cement Corp.	1,040,000	1,241
Diversified Financial Services
Chailease Holding Co., Ltd.	409,000	598
Fubon Financial Holding Co., Ltd.	1,313,625	1,326
		1,924
Electronic Equipment, Instruments & Components
Hon Hai Precision Industry Co., Ltd.	1,044,419	3,149
Food Products
Uni-President Enterprises Corp.	2,287,906	3,676
Hotels, Restaurants & Leisure
Wowprime Corp.	33,000	492

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Taiwan (cont'd)
Semiconductors & Semiconductor Equipment
MediaTek, Inc.	42,000	$389
MStar Semiconductor, Inc.	157,000	1,060
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	1,037,592	2,840
		4,289
		19,584
Thailand (1.7%)
Airlines
Thai Airways International PCL (b)	1,642,000	1,125
Commercial Banks
Kasikornbank PCL NVDR	257,000	1,318
Construction Materials
Siam Cement PCL NVDR	95,300	951
Oil, Gas & Consumable Fuels
Banpu PCL	27,650	392
Real Estate Management & Development
Land and Houses PCL NVDR	5,249,500	1,300
		5,086
United States (0.3%)
Distributors
Li & Fung Ltd. (a)	398,000	772
TOTAL COMMON STOCKS (Cost $280,104)		285,135
PARTICIPATION NOTES (0.5%)
China (0.5%)
Software
UBS AG, UFIDA Software Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 9/30/13 (Cost $1,880)	605,966	1,464
SHORT-TERM INVESTMENT (4.4%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $13,357)	13,357,409	13,357
TOTAL INVESTMENTS (99.4%) (Cost $295,341) (c)(d)		299,956
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)		1,923
NET ASSETS (100.0%)		$301,879

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $282,738,000 and 93.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  Securities are available for collateral in connection with purchase of open foreign currency exchange contracts.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank Hong Kong	JPY	148,892	$1,863	7/12/12	USD	1,871	$1,871	$8

JPY —  Japanese Yen

USD —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.1%
Commercial Banks	16.7
Automobiles	8.9
Semiconductors & Semiconductor Equipment	7.3
Insurance	7.0
Real Estate Management & Development	7.0
Total Investments	100.0	%**

*  Industries representing less than 5% of total investments.

**  Does not include open foreign currency exchange contracts with total unrealized appreciation of approximately $8,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012

Financial Statements

Statement of Assets and Liabilities	June 30, 2012 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $281,984)	$286,599
Investment in Security of Affiliated Issuer, at Value (Cost $13,357)	13,357
Total Investments in Securities, at Value (Cost $295,341)	299,956
Foreign Currency, at Value (Cost $1,132)	1,128
Receivable for Investments Sold	708
Dividends Receivable	685
Unrealized Appreciation on Foreign Currency Exchange Contracts	8
Receivable from Affiliate	2
Other Assets	24
Total Assets	302,511
Liabilities:
Payable for Advisory Fees	243
Payable for Professional Fees	92
Payable for Tender Offer Fees	78
Deferred Capital Gain Country Tax	54
Payable for Investments Purchased	38
Payable for Stockholder Servicing Agent Fees	20
Payable for Custodian Fees	20
Payable for Administration Fees	8
Other Liabilities	79
Total Liabilities	632
Net Assets
Applicable to 19,576,934 Issued and Outstanding $0.01 Par Value Shares (200,000,000 Shares Authorized)	$301,879
Net Asset Value Per Share	$15.42
Net Assets Consist of:
Common Stock	$196
Paid-in-Capital	313,159
Accumulated Net Investment Loss	(3,592)
Accumulated Net Realized Loss	(12,451)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $54 in Deferred Capital Gain Country Tax)	4,561
Foreign Currency Exchange Contracts	8
Foreign Currency Translations	(2)
Net Assets	$301,879

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2012 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $262 of Foreign Taxes Withheld)	$3,460
Interest from Securities of Unaffiliated Issuers	29
Dividends from Security of Affiliated Issuer	10
Total Investment Income	3,499
Expenses:
Advisory Fees (Note B)	1,612
Administration Fees (Note C)	129
Custodian Fees (Note D)	99
Professional Fees	86
Tender Offer Fees	60
Stockholder Reporting Expenses	52
Stockholder Servicing Agent Fees	15
Directors' Fees and Expenses	6
Other Expenses	35
Total Expenses	2,094
Waiver of Administration Fees (Note C)	(78)
Rebate from Morgan Stanley Affiliate (Note F)	(35)
Net Expenses	1,981
Net Investment Income	1,518
Realized Gain (Loss):
Investments Sold	(5,444)
Investments in Affiliates	3,867
Foreign Currency Exchange Contracts	(24)
Foreign Currency Transactions	(97)
Net Realized Loss	(1,698)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $52)	14,500
Investments in Affiliates	(3,694)
Foreign Currency Exchange Contracts	8
Foreign Currency Translations	(4)
Net Change in Unrealized Appreciation (Depreciation)	10,810
Total Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	9,112
Net Increase in Net Assets Resulting from Operations	$10,630

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2012 (unaudited) (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,518	$3,352
Net Realized Gain (Loss)	(1,698)	26,710
Net Change in Unrealized Appreciation (Depreciation)	10,810	(109,779)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,630	(79,717)
Distributions from and/or in Excess of:
Net Realized Gain	—	(23,100)
Total Distributions	—	(23,100)
Capital Share Transactions:
Repurchase of Shares (0 and 347,154 shares)	—	(5,883)
Common Stock Redeemed through Tender Offers (1,030,364 and 8,315,224 shares)	(15,085)	(147,925)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(15,085)	(153,808)
Total Decrease	(4,455)	(256,625)
Net Assets:
Beginning of Period	306,334	562,959
End of Period (Including Accumulated Net Investment Loss of $(3,592) and $(5,110))	$301,879	$306,334

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2012 (unaudited)		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.87		$19.23	$16.74	$12.51	$23.80	$20.92
Net Investment Income†	0.07		0.13	0.13	0.13	0.26	0.15
Net Realized and Unrealized Gain (Loss)	0.46		(3.49)	2.49	4.36	(9.84)	5.15
Total from Investment Operations	0.53		(3.36)	2.62	4.49	(9.58)	5.30
Distributions from and/or in excess of:
Net Investment Income	—		—	(0.28)	(0.26)	0.00 ‡	(0.46)
Net Realized Gain	—		(1.12)	—	—	(1.76)	(2.04)
Total Distributions	—		(1.12)	(0.28)	(0.26)	(1.76)	(2.50)
Anti-Dilutive Effect of Share Repurchase Program	—		0.01	0.15	0.00 ‡	0.05	0.08
Anti-Dilutive Effect of Tender Offer	0.02		0.11	—	—	—	—
Net Asset Value, End of Period	$15.42		$14.87	$19.23	$16.74	$12.51	$23.80
Per Share Market Value, End of Period	$13.69		$13.10	$16.98	$14.65	$10.71	$20.14
TOTAL INVESTMENT RETURN:
Market Value	4.50	%#	(16.53)%	17.79%	39.12%	(39.02)%	18.62%
Net Asset Value(1)	3.70	%#	(16.34)%	16.74%	36.10%	(39.72)%	28.11%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$301,879		$306,334	$562,959	$549,790	$412,587	$808,552
Ratio of Expenses to Average Net Assets(2)	1.22	%+*	1.24%+	1.15%+	1.12%+	1.16%+	1.13%+
Ratio of Net Investment Income to Average Net Assets(2)	0.94	%+*	0.74%+	0.79%+	0.95%+	1.37%+	0.63%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*	0.02%	0.02%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	25	%#	77%	73%	33%	47%	48%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.29	%*	1.31%	1.21%+	1.17%+	1.21%+	1.18%+
Ratio of Net Investment Income to Average Net Assets	0.87	%*	0.67%	0.73%+	0.90%+	1.32%+	0.58%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements

The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited") (together, the "Sub-Advisers"), believe have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except, as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$709	$—	$709
Airlines	—	2,993	—	2,993
Auto Components	—	2,852	—	2,852
Automobiles	—	26,583	—	26,583
Beverages	—	561	—	561
Building Products	—	4,424	—	4,424
Capital Markets	—	10,109	—	10,109
Chemicals	—	3,007	—	3,007
Commercial Banks	—	49,960	—	49,960
Communications Equipment	—	458	—	458
Computers & Peripherals	—	4,925	—	4,925
Construction & Engineering	—	5,101	—	5,101
Construction Materials	—	2,192	—	2,192
Distributors	—	1,146	—	1,146
Diversified Financial Services	—	8,489	—	8,489
Diversified Telecommuni- cation Services	—	4,909	—	4,909
Electrical Equipment	—	1,181	—	1,181
Electronic Equipment, Instruments & Components	—	6,628	—	6,628
Energy Equipment & Services	—	1,973	—	1,973
Food & Staples Retailing	—	5,628	—	5,628
Food Products	—	7,888	—	7,888
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Health Care Providers & Services	$—	$866	$—	$866
Hotels, Restaurants & Leisure	—	648	—	648
Household Durables	—	1,396	—	1,396
Industrial Conglomerates	—	3,766	—	3,766
Information Technology Services	—	1,523	—	1,523
Insurance	—	21,147	—	21,147
Internet Software & Services	—	2,773	—	2,773
Machinery	—	12,646	—	12,646
Marine	—	7,982	—	7,982
Media	—	2,928	—	2,928
Metals & Mining	—	8,673	—	8,673
Oil, Gas & Consumable Fuels	—	3,639	—	3,639
Personal Products	—	1,298	—	1,298
Pharmaceuticals	—	2,168	—	2,168
Real Estate Management & Development	—	21,013	—	21,013
Semiconductors & Semiconductor Equipment	—	22,022	—	22,022
Software	—	5,011	—	5,011
Specialty Retail	—	8,288	—	8,288
Textiles, Apparel & Luxury Goods	—	1,507	—	1,507
Tobacco	—	1,644	—	1,644
Transportation Infrastructure	—	813	—	813
Wireless Telecommuni- cation Services	—	1,668	—	1,668
Total Common Stocks	—	285,135	—	285,135

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Participation Notes	$—	$1,464	$—	$1,464
Short-Term Investment — Investment Company	13,357	—	—	13,357
Foreign Currency Exchange Contracts	—	8	—	8
Total Assets	$13,357	$286,607	$—	$299,964

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2012, securities with a total value of approximately $233,388,000 transferred from Level 1 to Level 2. At June 30, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2012.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Assets:
Currency Risk	Receivables	$8

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2012 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
	Foreign Currency
Currency Risk	Exchange Contracts	$(24)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
	Foreign Currency
Currency Risk	Exchange Contracts	$8

  For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $1,542,000.

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2012, approximately $78,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$23,259	$8,309	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distribution in excess of current earnings, dividend redesignations and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2011:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in Capital (000)
$2,472	$(1,755)	$(717)

At December 31, 2011, the Fund had no distributable earnings on a tax basis.

At June 30, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $33,145,000 and the aggregate gross unrealized depreciation is approximately $28,530,000 resulting in net unrealized appreciation of approximately $4,615,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2011, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $8,272,000.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2011, the Fund deferred to January 1, 2012 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1,325	$8,037

F.  Security Transactions and Transactions with Affiliates:  For the six months ended June 30, 2012, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $79,228,000 and $104,180,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2012.

The Fund invested in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the six months ended June 30, 2012, advisory fees paid were reduced by approximately $26,000 relating to the Fund's investment in the Morgan Stanley Growth Fund.

A summary of the Fund's transactions in shares of the Morgan Stanley Growth Fund during the six months ended June 30, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value June 30, 2012 (000)
$4,584	$—	$4,757	$3,867	$—	$—

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the six months ended June 30, 2012, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2012 (000)
$27,209	$42,840	$56,692	$10	$13,357

During the six months ended June 30, 2012, the Fund incurred approximately $11,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers and Administrator, for portfolio transactions executed on behalf of the Fund.

During the six months ended June 30, 2012, the Fund incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

G.  Other: On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the six months ended June 30, 2012, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 22,013,169 of its shares at an average discount of 17.14% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

On May 9, 2011, the Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2011 for up to 25% of the Fund's shares, at a price equal to 98.5% of the Fund's NAV. On June 9, 2011, the Fund completed the tender offer. The Fund accepted 7,230,630 shares for payment which represented 25% of the Fund's then outstanding shares. Final payment was made on June 17, 2011 at $18.01 per share, representing 98.5% of the NAV on June 10, 2011.

On January 3, 2011, the Fund announced that the Directors approved a policy designed to attempt to narrow the trading discount for the Fund (the "Policy"). The Policy, which was amended by announcement on April 7, 2011, requires the Fund to conduct up to four, consecutive, semi-annual tender offers, each to purchase up to 5% of the Fund's outstanding shares of common stock for cash at a price equal to 98% of its NAV as of the close of trading on the New York Stock Exchange on the day after the date on which the tender offer expires if the Fund's shares trade at an average discount of at least 10% during the 12-week measurement period. The first 12-week measurement period under the amended Policy commenced on July 11, 2011.

Pursuant to the Policy, on October 17, 2011, the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 5% of the Fund's outstanding shares at a price equal to 98% of the Fund's NAV as of the close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires. On November 14, 2011, the Fund completed the tender offer. The Fund accepted 1,084,594 shares for payment which represented 5% of the Fund's then outstanding shares. Final payment was made on November 22, 2011 at $16.32 per share, representing 98% of the NAV on November 15, 2011.

Pursuant to the Policy, on May 17, 2012, the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 5% of the Fund's outstanding shares at a price equal to 98% of the Fund's NAV as of the close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires. On June 14, 2012, the Fund completed the tender offer. The Fund accepted 1,030,364 shares for payment which represented 5% of the Fund's then outstanding shares. Final payment was made on June 22, 2012 at $14.64 per share, representing 98% of the NAV on June 15, 2012.

H.  Results of Annual Meeting of Stockholders: On July 24, 2012, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

Director	For	Withheld
Michael Bozic	12,309,205	427,407
Michael F. Klein	12,418,874	317,738
W. Allen Reed	11,228,869	1,507,743

I.  Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity and International Small Cap teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James Cheng and Munib Madni, each a Managing Director of MSIM Company, Samuel Rhee, an Executive Director of MSIM Company, May Yu, an Executive Director of MSIM Company and Arthur Pollock, an Executive Director of MSIM Limited.

Mr. Cheng has been associated with MSIM Company in an investment management capacity since July 2006 and began managing the Fund in July 2006, Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and began managing the Fund in May 2012. Ms. Yu has been associated with MSIM Company in an investment management capacity since August 2012 and began managing the Fund in August 2012. Prior to August 2012, Ms. Yu was a lead portfolio manager at China International Capital Corporation from February 2011 to August 2012. From September 2006 to February 2011, Ms. Yu was associated with MSIM Company in an investment management capacity. Mr. Pollock has been associated with MSIM Ltd. in an investment management capacity since June 1999 and began managing the Fund in May 2010.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Investment Policy

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

A. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2012			N/A	N/A
February 2012			N/A	N/A
March 2012			N/A	N/A
April 2012			N/A	N/A
May 2012			N/A	N/A
June 2012	1,030,364	14.64	N/A	N/A
Total	1,030,364	14.64	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Asia-Pacific Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2012